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                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         Amendment No. 1, dated as of June 21, 2000 ("Amendment") to the Amended and Restated Employment Agreement dated as of June 1, 1997 (the "Agreement") among Snapple Beverage Corp., Mistic Brands, Inc., and Michael Weinstein (the "Executive").

         The parties hereto agree as follows:

         1. Article I, Section 2 of the Agreement is hereby amended by deleting the current termination date of January 2, 2000, and inserting in lieu thereof the new termination date of January 2, 2004.

         2. Except as amended above, the provisions of the Agreement are hereby confirmed and shall remain in full force and effect.

         3. This Amendment shall have effect as and from June 21, 2000.

         4. This Amendment shall take effect and be construed and enforced in accordance with the laws of the State of New York, excluding any such laws which direct the application of the laws of some other forum.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the 21st day of June, 2000.

                                /s/ Michael Weinstein
                                --------------------------
                                Michael Weinstein

                                SNAPPLE BEVERAGE CORP.

                                By:    /s/ Ernest J. Cavallo
                                       --------------------------
                                Name:  Ernest J. Cavallo
                                Title: President and Chief Operating Officer

                                MISTIC BRANDS, INC.

                                By:    /s/ Ernest J. Cavallo
                                       ----------------------
                                Name:  Ernest J. Cavallo
                                Title: President and Chief Operating Officer